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                   SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C.  20549

                                FORM 8-K

                             CURRENT REPORT

                   Pursuant to Section 13 OR 15(d) of
                   the Securities Exchange Act of 1934

                  Date of Report -- September 28, 1995
           (Date of earliest event reported)--(September 19, 1995)


                     MCI COMMUNICATIONS CORPORATION
          ------------------------------------------------------
         (Exact name of registrant as specified in its charter)


          Delaware                    0-6457         52-0886267
--------------------------------------------------------------
(State or other jurisdiction   (Commission      (IRS Employer
  of incorporation)            File Number)   Identification No.)

          1801 Pennsylvania Avenue, N.W., Washington, D.C. 20006
          ------------------------------------------------------
                (Address of principal executive offices)

    Registrant's telephone number, including area code (202) 872-1600





















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                    MCI COMMUNICATIONS CORPORATION
                              FORM 8-K


Item 5.   Other Events.

On September 19, 1995, MCI Communications Corporation (the "Company"), 3183581 Canada Inc., a corporation incorporated under the Canada Business Corporations Act (the "CBCA") and an indirect, wholly-owned subsidiary of the Company ("Purchaser"), and SHL Systemhouse Inc., a corporation incorporated under the CBCA ("SHL"), entered into an agreement, as amended, whereby Purchaser agreed to make an offer to purchase (the "Offer"), for cash, all of SHL's outstanding shares of common stock, without nominal or par value, for U.S. $13 per share, or approximately U.S. $1 billion.

     The Offer will be made through a tender offer in compliance with Canadian takeover bid rules. The Company expects to mail the Offer to SHL's shareholders on or about the first week in October. In connection with the Offer, Warburg, Pincus Investors, L.P., a Delaware limited partnership ("Warburg") and SHL's largest shareholder with in excess of 12 percent of the outstanding shares of SHL common stock, on September 19, 1995 entered into a tender agreement with the Company and the Purchaser whereby Warburg has agreed to tender pursuant to the Offer all shares of SHL common stock owned by it and to vote all such shares in favor of the Offer. Each of the boards of directors of the Company, Purchaser and SHL has approved the transaction.

     Payment for the tendered shares is subject to the tender of at least 75 percent of the outstanding shares of common stock of SHL within 45 days of the commencement of the Offer, certain regulatory approvals, including, but not limited to, the Investment Canada Act and the Canadian Competition Act, clearance under the Hart-Scott-Rodino Act and other customary conditions.


Item 7. Financial Statements and Exhibits.

Exhibit No.    Description
----------     -----------

 99(a)         Acquisition Agreement, dated as of September 19,
               1995, among MCI Communications Corporation,
               3183581 Canada Inc. and SHL Systemhouse Inc.

 99(b) Tender Agreement, dated as of September 19, 1995, among MCI Communications Corporation, 3183581
               Canada Inc. and Warburg, Pincus Investors, L.P.

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                            SIGNATURE
                            ---------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                        MCI COMMUNICATIONS CORPORATION

                        /s/ Edward G. Freitag
                        --------------------------
                         Edward G. Freitag
                         Assistant Secretary


Date:  September 28, 1995


































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               MCI COMMUNICATIONS CORPORATION

                        FORM 8-K

                      EXHIBIT INDEX



Exhibit No.    Description
----------     -----------

 99(a)         Acquisition Agreement, dated as of September 19,
               1995, among MCI Communications Corporation,
               3183581 Canada Inc. and SHL Systemhouse Inc.


 99(b) Tender Agreement, dated as of September 19, 1995, among MCI Communications Corporation, 3183581
               Canada Inc. and Warburg, Pincus Investors, L.P.